BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 5—BUSINESS COMBINATIONS

Meetic Acquisition

        In 2009, Match acquired a 27% ownership interest in Meetic. Match accounted for this interest under the equity method of accounting. During the third quarter of 2011, Match acquired an additional 12.5 million shares of Meetic for $272.0 million in cash pursuant to a tender offer. These additional shares increased Match's voting interest and ownership interest in Meetic to 79% and 81%, respectively, resulting in Match obtaining a controlling financial interest in Meetic. Accordingly, this purchase was accounted for under the acquisition method of accounting and the financial results of Meetic are included within IAC's consolidated financial statements and the Match operating segment beginning September 1, 2011. For the year ended December 31, 2011, the Company included $46.1 million of revenue, net of a $32.6 million write-off of deferred revenue, and a net loss of $8.6 million in its consolidated statement of operations related to Meetic.

        In connection with the acquisition, Match's 27% equity method investment in Meetic was reduced to its fair value of $132.7 million, resulting in a loss of $11.7 million, which is included within "Equity in losses of unconsolidated affiliates" in the accompanying consolidated statement of operations. Included in this loss is $3.2 million of foreign currency translation gains, which were reclassified out of accumulated other comprehensive income into earnings. Additionally, Match measured and recorded the acquisition-date fair value of the 19% noncontrolling interest in Meetic, which totaled $101.5 million. The fair values of the 27% equity method investment and the noncontrolling interests were based on the tender offer price of €15.00 per share.

        Meetic's fair value at the date of acquisition consists of the following components:

(In thousands)
Shares acquired pursuant to tender offer	$272,032
Equity method investment in Meetic	132,652
Noncontrolling interests, including the fair value of unvested stock awards attributable to pre-acquisition services	101,487

Total	$506,171

        The table below summarizes the allocation of Meetic's fair value at the date of acquisition to its assets and liabilities:

(In thousands)
Cash and cash equivalents	$74,562
Other current assets	22,356
Property and equipment	9,269
Goodwill	313,314
Intangible assets	162,493
Other assets	40,800

Total assets	622,794
Current liabilities	(49,382)
Current deferred tax liability	(12,289)
Other liabilities	(2,575)
Non-current deferred tax liabilities	(52,377)

Net assets	$506,171

        The purchase price the Company paid for the additional 54% interest in Meetic was based on the expected financial performance of Meetic, not on the value of the identifiable assets at the time of acquisition, which resulted in a significant portion of the purchase price being allocated to goodwill. The Company's expected financial performance of Meetic reflects anticipated synergies between Match and Meetic. Meetic's business model is similar to Match's businesses and we believe increasing our ownership stake allows us to leverage Match's skill in product development, marketing and technology innovation in the online dating space across Europe.

        Intangible assets are as follows:

	(In thousands)	Weighted-Average Amortization Life (Years)
Indefinite-lived trade names	$129,438	Indefinite
Customer lists	18,138	1
Technology	14,917	2

Total	$162,493

        Meetic's other current assets, property and equipment, other assets, current liabilities and other liabilities were reviewed and adjusted to their fair values at the date of acquisition, as necessary. The fair value of the trade names was determined using an avoided royalty discounted cash flow analysis. Customer lists includes both paid subscribers and registered users who are not paid subscribers. The fair value relating to the paid subscribers was determined using an excess earnings methodology and the fair value relating to the registered users who are not paid subscribers was determined using a cost methodology. The fair value of the developed technology was determined using replacement cost methodology. The valuations of the intangible assets incorporate significant unobservable inputs and require estimates, including the amount and timing of future cash flows, royalty rates and discount rates. The current deferred tax liability primarily relates to the excess of tax basis over book basis on deferred revenue, which was recorded at fair value in conjunction with the acquisition. The non-current deferred tax liabilities primarily relate to the excess of book basis over tax basis on acquired intangible assets. None of the goodwill is tax deductible.

        The unaudited pro forma financial information in the table below summarizes the combined results of IAC and Meetic as if the acquisition of Meetic had occurred as of January 1, 2010. The pro forma financial information includes adjustments required under the acquisition method of accounting and is presented for informational purposes only and is not necessarily indicative of what the results would have been had the acquisition actually occurred on the aforementioned date. Pro forma adjustments reflected below include a $31.0 million reduction in revenue for the year ended December 31, 2010 relating to a write-off of Meetic's deferred revenue, and amortization of Meetic's intangible assets totaling $7.2 million and $23.4 million for the years ended December 31, 2011 and 2010, respectively.

	Years Ended December 31,
	2011	2010
	(In thousands, except per share data)
Revenue	$2,263,986	$1,853,199
Net earnings attributable to IAC shareholders	213,350	94,457
Basic earnings per share attributable to IAC shareholders	2.46	0.89
Diluted earnings per share attributable to IAC shareholders	2.26	0.89

OkCupid Acquisition

        On January 20, 2011, Match acquired OkCupid for $50.0 million in cash, plus potential additional consideration of up to $40.0 million that was contingent upon OkCupid's 2011 earnings performance. During the second quarter of 2011, the provisions of this contingent consideration arrangement were amended. Pursuant to the amendment, $30.0 million was paid to the former owners of OkCupid, and a potential additional payment of up to $10.0 million was contingent upon revised performance goals. In the fourth quarter of 2011 the revised performance goals were achieved and, accordingly, a liability of $10.0 million relating to the additional payment is included in "Accrued expenses and other current liabilities" in the accompanying consolidated balance sheet at December 31, 2011.